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                                                                    EXHIBIT 10.1
                                                                    ------------

                 AMENDMENT NO. 1 TO THE STOCKHOLDER AGREEMENT
                 --------------------------------------------

          This Amendment No. 1, dated as of April 16, 1998 ("Amendment No. 1"),
                                                             ---------------
to the Stockholder Agreement dated as of February 3, 1998 (the "Stockholder
                                                                -----------
Agreement"), is entered into by and among Warburg, Pincus Investors, L.P., a
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Delaware limited partnership ("Stockholder"), Primus Telecommunications Group,
                               -----------
Incorporated, a Delaware corporation ("Purchaser"), Taurus Acquisition
                                       ---------
Corporation, a Florida corporation and a wholly-owned subsidiary of Purchaser

("Purchaser Subsidiary"), K. Paul Singh, a resident of the Commonwealth of
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Virginia (the "Executive"), and, as to Section 2A.6 hereof only, TresCom
               ---------
International, Inc., a Florida corporation (the "Target").  The Stockholder,
                                                 ------
Purchaser, Purchaser Subsidiary and Executive are referred to collectively herein as the "Parties". Capitalized terms not otherwise defined herein have
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the meanings set forth in the Stockholder Agreement.

                                  WITNESSETH:
                                  -----------

          WHEREAS, the Parties previously entered into the Stockholder Agreement and, together with the Target (as to Section 2A.6 hereof only) now desire to amend the Stockholder Agreement as set forth below;

          WHEREAS, concurrently with this Amendment No. 1, and as a condition hereto, Purchaser, Purchaser Subsidiary and Target are entering into an amendment to the Agreement and Plan of Merger dated as of February 3, 1998 (as so amended, as previously amended and as hereafter amended, the "Merger
                                                                 ------
Agreement");
---------

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties and the Target (as to Section 2A.6 hereof only) agree as follows:

     1. Section 1.1 of the Stockholder Agreement is hereby amended by deleting the words ", except as expressly set forth below," and the proviso appearing in the last sentence thereof.

     2. Section 2.1 of the Stockholder Agreement is hereby amended (i) by deleting the words "fifty percent (50%)" and inserting in its place the words "one hundred percent (100%)" and (ii) by deleting the words "$10 per Share" and inserting in its place the words "$12 per Share".

     3. A new Section 2A is hereby added to the Stockholder Agreement which shall read in its entirety as follows:

"2A. Option
     ------

     2A.1.     Stockholder hereby grants to the Purchaser an irrevocable option, exercisable as provided herein (the "Option"), to purchase all of the Shares
                                     ------
(the "Option Shares") at an exercise price determined as set forth below.  The
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exercise price per Share shall be payable in shares of Purchaser Common Stock
(as defined
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in Section 8.5 below) and shall equal the Per Share Merger Consideration (as defined in the Merger Agreement), it being understood that for purposes of determining the Per Share Merger Consideration in connection with this Agreement, the Weighted Average Sales Price of a Purchaser Share shall be determined with reference to the applicable exercise date of the Option as opposed to the Closing Date (as defined in the Merger Agreement).

     2A.2.     The Option may be exercised by the Purchaser at any time after the Merger Agreement is terminated under circumstances which entitle the Purchaser to receive the amount provided for under Section 7(b)(ii) of the Merger Agreement until the 30th day following the termination of the Merger Agreement. If the Purchaser wishes to exercise the Option, the Purchaser shall give written notice to the Stockholder of its exercise of the Option, specifying the place, time and date (not earlier than three business days and not later than 20 days from the date such notice is given) for the closing of such purchase (the "Closing"). If the Option is exercised, Stockholder agrees to
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exercise the Warrant in full no later than immediately prior to the Closing, it being understood that all such Shares obtained by Stockholder upon the exercise of the Warrant shall be subject to the Option and purchased by the Purchaser at the Closing. The exercise of the Option shall be effective on the date such notice of exercise is given. The Closing shall be held on the date specified in such notice unless, on such date, there shall be any preliminary or permanent injunction or other order by any court of competent jurisdiction or any other legal restraint or prohibition preventing the consummation of such purchase, in which event the Closing shall be held as soon as practicable following the lifting, termination or suspension of such injunction, order, restraint or prohibition (each party agreeing to use its best efforts to have such injunction, order, restraint or prohibition lifted, terminated or suspended), but in any event within two days thereof. Stockholder's obligations to sell Option Shares upon exercise of the Option are subject to the condition that there shall be no preliminary or permanent injunction or other order preventing or restricting the issuance of the Option Shares to the Purchaser or the issuance of Purchaser Common Stock to Stockholder.

     2A.3 Delivery of Exercise Price and Option Shares.  At any Closing
          --------------------------------------------
hereunder (a) the Purchaser shall make payment to the Stockholder of the aggregate Exercise Price for the Option Shares so purchased by delivery of a certificate or certificates, duly executed by the Purchaser and registered in the name of Stockholder, representing the number of shares of Purchaser Common Stock as determined pursuant to this Section 2A, and (b) the Stockholder shall deliver or cause to be delivered to the Purchaser a certificate or certificates, duly executed by the Target and registered in the name of the Purchaser, representing the number of Option Shares so purchased.

                                      -2-
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     2A.4      Offer to Other Stockholders.  Promptly after the Closing
               ---------------------------
hereunder, but in no event later than five (5) business days after the Closing hereunder, Purchaser agrees to take all actions necessary or appropriate in order to commence a tender offer (an "Offer") under the Exchange Act and the
                                      -----
rules and regulations thereunder for any and all outstanding shares of Common Stock not owned by the Purchaser, and shall use reasonable efforts to promptly complete the Offer. The amount and the form of the purchase price per share of Common Stock to be paid in any such Offer shall be the same as is paid per Share to Stockholder upon exercise of the Option.

     2A.5 Stockholder's Investment Representation.  In connection with any
          ---------------------------------------
exercise of the Option and the issuance of shares of Purchaser Common Stock to Stockholder pursuant thereto, Stockholder represents and warrants to the Purchaser that it is an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3), or (7) of Rule 501 under the Securities Act (an "Institutional Accredited Investor") or, if the shares of Purchaser Common Stock are to be issued to one or more accounts ("investor accounts") for which it is acting as fiduciary or agent, each such account is an Institutional Accredited Investor. In the normal course of its business, it invests in or purchases securities similar to the shares of Purchaser Common Stock and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Purchaser Common Stock. It is acquiring the shares of Purchaser Common Stock for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell any such shares of Purchaser Common Stock pursuant to any exemption from registration available under the Securities Act or pursuant to the registration rights granted below in this Agreement. It understands and acknowledges that the shares of Purchaser Common Stock will not have been registered under the Securities Act or any other applicable securities laws and, unless so registered, may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities laws, or pursuant to an exemption therefrom or in a transaction not subject thereto. It is aware that it (or any investor account) may be required to bear the economic risk of an investment in the shares of Purchaser Common Stock for an indefinite period of time and it (or such account) is able to bear that risk for an indefinite period. It agrees that the shares of Purchaser Common Stock will bear a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE

     SECURITIES LAWS AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY OTHER APPLICABLE
     SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION THEREFROM OR IN A TRANSACTION NOT SUBJECT THERETO.

     2A.6 Purchaser Board Representation.  Concurrently with the Closing,
          ------------------------------
Stockholder agrees to use its reasonable best efforts to cause Messrs. Douglas Karp, Henry Kressel and Gary Nusbaum (the "Existing Stockholder Designees"), or any person who succeeds any of the Existing Stockholder Designees as a member of the Target's board of directors and who is designated by Stockholder, other than those persons designated by the Purchaser as provided below (the "Stockholder Designees"), to resign immediately from the Target's board of directors.
Subject to applicable law and the charter and by-laws of the Target, immediately after such resignation of the Stockholder Designees, the Target agrees to use its reasonable best efforts (a) to take such actions as are necessary or appropriate to increase the number of persons to serve as directors of the Target and (b) to cause to be appointed to its board of directors such number of designees of the Purchaser (all of whom are reasonably acceptable to the Target board of directors) so that, after giving effect to such increase and appointment, the designees of Purchaser so appointed shall constitute a majority of the members of the Target's board of directors. The Target hereby agrees that if any of the Existing Stockholder Designees resigns, is removed or is otherwise no longer serving as a member of the Target's board of directors, in each case prior to the Closing, it will use its reasonable best efforts to cause any such vacancy in the Target's board of directors to be filled by an individual who is an employee or affiliate of the Stockholder."

      4. Section 5 of the Stockholder Agreement is hereby amended and restated to read in its entirety as follows:

     "5.  Termination.  This Agreement shall terminate on the earliest of (a)
          -----------
the Effective Time (as defined in the Merger Agreement), (b) the date immediately following the termination of the Merger Agreement in accordance with its terms, and (c) October 31, 1998; provided, however, (i) the provisions of
Section 1.1 shall survive any termination of this Agreement for so long as the Option remains exercisable, (ii) the provisions of Sections 2, 2A, 5 and 6 shall survive any termination of this Agreement, and (iii) the provisions of Sections 8.3, 8.4, 8.5, 8.7 and 9 shall survive (x) the Effective Time if this Agreement otherwise terminates at the Effective Time or (y) if the Option is exercisable or exercised under Section 2A and this Agreement otherwise terminates."

     5. The definition of "Registrable Securities" set forth in Section 9.1 of the Stockholder Agreement is amended and restated to read in its entirety as follows:

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

          "'Registrable Securities' means all the Purchaser Shares received by
            ----------------------
the Stockholder at the Effective Time or pursuant to any exercise of the Option, together with any additional Purchaser Shares received by the Stockholder as a result of any stock dividend, extraordinary dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like and involving the Purchaser Shares received by the Stockholder at the Effective Time or pursuant to any exercise of the Option; provided, however, such securities shall cease to be Registrable Securities when they become freely saleable to the public under Rule 145(d) and Rule 144, without volume limitation, as the case may be."

       6. Clause (iii) of Section 9.3(d) of the Stockholder Agreement is amended and restated to read in its entirety as follows:

"third, to the extent additional Purchaser Shares may be included, the Registrable Securities sought to be sold by Stockholder and any Purchaser Shares sought to be sold by Messrs. Wesley O'Brien or Rudolph McGlashan pursuant to the voting agreements, each dated as of February 3, 1998, as amended on April 16, 1998, pro rata among Stockholder and Messrs. O'Brien and McGlashan based upon the number of Purchaser Shares so sought to be sold by each of them"

      7.    The Purchaser's address for notices and other communications under
Section 11 of the Stockholder Agreement is hereby amended as follows:

                    "If to Purchaser:

                    Primus Telecommunications Group, Incorporated
                    1700 Old Meadow Road
                    McLean, VA 22102
                    Attention: K. Paul Singh, Chairman, President and CEO
                    Facsimile:  (703) 902-2814"

      8. In the case of any inconsistency or conflict between the provisions of this Amendment No. 1 and the provisions of the Stockholder Agreement, the provisions of this Amendment No. 1 shall govern.

      9. Except as expressly provided for in this Amendment No. 1, all terms, conditions and obligations contained in the Stockholder Agreement are hereby confirmed and shall remain unchanged and in full force and effect.

     10. This Amendment No. 1 may be executed by facsimile signature which shall be deemed to be an original for all purposes and may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same instrument.

     11. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO SUCH STATE'S CONFLICTS OF LAWS RULES.

     IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 as of the date first above written.


                              Primus Telecommunications Group, Incorporated


                              By:   /s/ K. Paul Singh
                                    ----------------------------
                              Name:     K. Paul Singh
                              Title:    President, Chairman and Chief Executive
                                        Officer


                              Taurus Acquisition Corporation


                              By:   /s/ K. Paul Singh
                                    ----------------------------
                              Name:     K. Paul Singh
                              Title:    President


                              Warburg, Pincus, Investors, L.P.

                              By:   Warburg, Pincus & Co., general partner


                                    By:  /s/ Douglas Karp
                                         ______________________________
                                    Name:
                                    Title:



                                    /s/ K. Paul Singh
                                    -----------------------------
                                        K. Paul Singh

                              AS TO SECTION 2A.6 ONLY:

                              TresCom International, Inc.


                              By:   /s/ Wesley T. O'Brien
                                    -----------------------------
                              Name:     Wesley T. O'Brien
                              Title:    President and Chief Executive Officer